Exhibit 99

Public Service Enterprise Group

Merrill Lynch

2008 Power & Gas Leaders Conference

New York City

September 23, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we
believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance successfully our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on
Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets, costs stemming from the terminated merger agreement with Exelon Corporation and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

What’s new since early September 2008 . . .

Additional / Updated Data:

Slides 6, 9, 24, 26, 28 - PSEG Power capacity figures updated for recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Slide 15 – Pictorial view of historical and forecasted Spark and Dark Spreads

Slide 18 – Open EBITDA: incremental data on earnings sensitivities

Slide 19 – PSEG commentary on growth

Slide 20 – PSEG Liquidity

Slide 21 – PSEG Valuation

Slide 50 – PSEG Resources Earnings Profile

PSEG Strategic Overview

Ralph Izzo

Chairman, President and Chief Executive Officer

Our platform …

… provides earnings stability, multiple growth opportunities and substantial cash flow.

Stable electric and gas
distribution and
transmission company
rated top quartile for
reliability, providing
service in mature
service territory in New
Jersey.

Major electric generation
company with 13,487
MW* of base-load,
intermediate and load
following capability
operating in attractive
markets in the Northeast
with operating control of
additional 2,000 MW of
capacity in Texas.

Redeployment of capital
through the sale of
international assets.
Focused on managing
lease portfolio and
potential investment in
renewables.

2007 Operating
Earnings:

$949M**

$115M**

$376M**

2008 Guidance:

$1,040M - $1,140M

$45M – $60M

$350M – $370M

**  See page 61 for Items excluded from Net Income to reconcile to Operating Earnings

 * Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Our focus is to maximize benefits from existing assets …

… and build a substantial platform for ongoing growth.

Produce and
deliver safe,
reliable,
economic
and clean
energy.

Support
competitive
market
structures
through
strong
regulatory
relationships.

Maintain
strong
balance
sheet to
support
investment
goals.

Operational
Excellence

Regulatory and
Market Environment

Meet
shareholder
objectives for
growth with
reasonable
risk.

Growth with
Manageable Risk

Major influences on business environment remain:

PSEG Power’s base-load
nuclear assets well
situated in carbon
constrained environment

PSE&G pursuing
investments in energy
efficiency and
renewables

Significant new
transmission capital
program to improve
reliability

Capital investment in
coal fleet to meet
environmental
requirements maintains
critical infrastructure and
expands capability

New peaking capacity in
CT

Potential to leverage
existing brownfield
sites; potential for new
nuclear

Compressed Air Energy
Storage (CAES)

Climate Change

Infrastructure
Requirements

Capacity Needs

PSEG’s assets are well positioned to meet the needs of
customers and shareholders in a challenging environment.

Low-cost portfolio

Strong cash generator

Regional focus in competitive,
liquid markets

Assets favorably located

Many units east of PJM constraints

Southern NEPOOL/ Connecticut

Near customers/load centers

80% of fossil capacity has dual fuel
capabilities

Integrated generation and portfolio
management optimizes asset-
based revenues

… with numerous competitive advantages over the long-term.

Right set of assets in right markets …

18%

46%

8%

27%

Fuel Diversity – 2008

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2007

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,200

Total MW: 13,487*

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Baseload units

Load following units

Peaking units

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1, 2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

… position the company to serve full requirement load contracts.

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

GT Peaking

Power’s assets along the dispatch curve …

BEC

Illustrative

Yards

Creek

National Park

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

2% to 10%

Peaking CF

30% to 50%

Combined Cycle CF

50% to 70%

85% to 90%

Coal CF

90% to 92%

Nuclear CF

2003

2004

2005

2006

2007

2008

Ancillary services

Capacity

Congestion

Load shape

RECs

Transmission

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55.59

$55.05

$65.41

$44 - $46

~ $21

~ $18

~ $21

$102.51

$67 - $70

~ $32

$98.88

~ $41

$58-$60

$68 - $71

~ $43

$111.50

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

Power’s fleet diversity and location ...

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction and cushioned customer impacts.

* BGS prices reflect PSE&G Zone

% of coal and nuclear output
$/MWh
% of capacity
$/MW-day

Power’s hedging program provides near-term stability from
market volatility …

… while remaining open to long-term market forces.

Estimated EPS
impact of $10/MWh
PJM West around the
clock price change*

Estimated EPS
impact of $30/MW-
day capacity price
change*

Price

(right
scale)

* As of July 2008; Assuming normal market commodity correlations

Power has
contracted for a
considerable
percentage of its
output over the
next three years
at increasing
prices.

The pricing for
most of Power’s
capacity has been
fixed through May
2012, with the
completion of
auctions in PJM
and NE.

scale)

$0.30 - $0.70

$0.15 - $0.45

$0.05 - $0.15

$0.01 - $0.02

$0.05 - $0.15

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

0%

25%

50%

75%

100%

2008

2009

2010

2011

$40

$50

$60

$70

$80

0%

25%

50%

75%

100%

2008

2009

2010

2011

$0

$50

$100

$150

Contracted Energy

Price
(right
scale)

Contracted Capacity

%
sold

(left

scale)

%
sold

(left

Digesting power market volatility

PJM market - slight tightening in reserve margins forecast over next 5 years; FERC remains supportive of RPM.

Financial market volatility has affected liquidity in commodity markets, particularly in out years.

Power prices not responding to change in price of coal.

Divergence in price of coal and power not sustainable over long term.

Recent vacating of CAIR has depressed forward power prices, but a replacement rule has been proposed.

PSEG Power, in conjunction with PSEG Energy Resources and
Trade, carefully screening credit capability of trading partners.

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08

Coal and natural gas, despite recent decline in prices ...

… are trading in line with prices at the start of 2008.

Central Appalachian Coal ($/Ton)

Natural Gas Henry Hub ($/MMbtu)

Electric PJM Western Hub RTC Price ($/MWh)

On Peak Heat Rate Expansion (MWh/MMBTU)

Forward prices as of 9/04/08

$40

$50

$60

$70

$80

$90

$100

$110

$120

$130

2009

2010

2011

$7.0

$7.5

$8.0

$8.5

$9.0

$9.5

$10.0

$10.5

$11.0

$11.5

$12.0

2009

2010

2011

$55

$60

$65

$70

$75

$80

$85

$90

$95

2009

2010

2011

8.5

9.0

9.5

10.0

10.5

2009

2010

2011

Western Hub Spark Spread
2009
2010
2011

Western Hub Dark Spread
2009
2010
2011

Natural gas spark spreads are trading in line with
historical averages.

Dark spreads are low and not supportive of fundamental operations.

Western Hub Spark Spread (On-Peak - Henry Hub * 7.5 Heat Rate)

($10.0)

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

Western Hub Dark Spread (RTC - Central Appalachian Coal * 10 Heat Rate)

$10

$20

$30

$40

$50

$60

Annual Average

Historical Monthly Data

Forecast

2005

2006

2007

2008

2005

2006

2007

2008

CO2 Emissions Rate (lbs/MWh)
Goldman Sachs
Corona Power, LLC
Rockland Capital Energy Investments, LLC
NRG
Edison International
Birchwood Power Partners LP
Keystone Urban Renewal LP
Reliant
Buckeye Power Inc
Allegheny Energy Inc
Mirant Corp
DPL Inc
American Electric Power (AEP)
Duke Energy
PHI
AES Corp
Old Dominion Electric Coop
PPL
Constellation Energy Group, Inc
Cogen Technologies Linden Vent
Dominion
Doswell Ltd Partnership
Tenaska, Inc.
Dynegy Inc
Liberty Electric Power LLC
FPL Group, Inc
Public Service Enterprise Group (PSEG)
Exelon Corporation

500

2,000

1,000

2,500

-

3,000

1,500

2007 CO2 Emissions Rate Ranking

(PJM Connected Power Plants)

Sources: Preliminary 2007 EIA 906920 (generation & emission); eGRID 2006 (PJM Interconnection Data); EIA 2006 (ownership)

Looking to the future, Power’s fleet has a low carbon
profile …

… which is well positioned for virtually any form of carbon restrictions.

The implementation of carbon legislation is one means
of addressing the critical issue of global warming …

$14.4

100%

Total

$0.0

$0.0

0%

Nuclear

$3.2

$8.0

40%

Gas CC

$1.2

$12.0

10%

CTs

$10.0

$20.0

50%

Coal

Impact

($/MWh)

$/MWh

On margin
(Illustrative)

Dispatch curve implication @ $20/ton**

By Fuel Type

$12.0

$18.0

$30.0

@$30/ton

$8.0

$12.0

$20.0

@$20/ton

$4.0

$6.0

$10.0

@$10/ton

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

54%

25%

19%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

2007 Total GWh: 53,200*

… and will put additional upward pressure on energy prices.

** For illustrative purposes – potential impact of CO2 on power prices with current dispatch; $20/ton improves EBITDA by $400 million/year; relationship of carbon price and EBITDA is not linear.

  * Excludes 2,000MW of combined cycle generation in Texas under PSEG Power’s operating control.

Power’s open EBITDA is approximately $2.6 - $2.8 billion …

… which will vary depending upon market drivers.

$1.0

$1.5

$2.0

$2.5

$3.0

2008 Forecasted EBITDA $2.05B - $2.25B

~ $40M

  $1/MWh

~ $74 - $78/MWh

(PJM-West)

Energy

~ $12M

~ $15M*

  $1 spark

  $1 dark

Gas ~$9.50 to $10.00/MB

Coal ~ $4.50 to $5.50/MB

Fuel

~ $1.0B – $1.05B

O&M

Capacity

~ $120M

$10/KW-yr

~ $64 - $68/KW-yr

EBITDA
Impact

Sensitivity

Assumption

* PSEG Power consumes 150 MMBtu of coal annually; $0.25/MMBtu = $25MM Net Income
Note: Open EBITDA reflects unhedged results of Power at market prices shown above.  Energy EBITDA impact is based on coal and nuclear generation.

2006 Operating

Earnings*

2007 Operating

Earnings*

2010E

Markets, assets and use of cash flow support earnings
growth through 2010.

* See page 61 for Items excluded from Net Income to reconcile to Operating Earnings

The recent decline in market pricing – if sustained over the long-term
– would put PSEG’s growth rate at the low end of its forecast range.

$1.73

$2.71

$2.80 - $3.05

$3.05 - $3.35

2008
Guidance

2009
Guidance

+ 8 - 9%

PSEG Liquidity as of September 15, 2008

Expiration

Total

Primary

Usage at

Available

Company

Facility

Date

Facility

Purpose

9/15/2008

9/15/2008

PSEG

5-year Credit Facility

Dec-12

$1,047

1

CP Support/Funding/LCs

$0

$1,047

Bilateral Credit Facility

Jun-09

$100

CP Support/Funding

$0

$100

Uncommitted Bilateral Agreement

N/A

N/A

Funding

0

N/A

PSE&G

5-year Credit Facility

Jun-12

628

2

CP Support/Funding/LCs

75

553

Uncommitted Bilateral Agreement

N/A

N/A

Funding

0

N/A

Energy

5-year Credit Facility

Jun-10

150

Funding/LCs

21

129

Holdings

Power

5-Year Credit Facility

Dec-12

1,675

3

Funding/LCs

220

1,455

Bilateral Credit Facility

Jun-09

100

Funding/LCs

0

100

Bilateral Credit Facility

Mar-09

150

Funding/LCs

52

98

Bilateral Credit Facility

Mar-10

100

Funding/LCs

28

72

Total

$3,950

$300

$3,554

PSE&G ST Investment

$27

PSEG ST Investment

$171

$3,752

Total non-PSE&G Liquidity

$3,172

1

PSEG Facility reduced by $47 million in 2012

2

PSE&G Facility reduced by $28 million in 2012

3

Power Facility reduced by $75 million in 2012

Total Liquidity Available

PSEG’s current stock price…

… implies a low valuation for PSEG Power.

PSE&G

2008 Earnings Guidance                        $350M - $370M

Indicative 2008 P/E Multiple            12.5x – 13.5x

Resulting Value/Share                              $8.60 - $9.80/Share

PSEG Power

Stock Price as of 9/19/08 (per share)

Less Indicative Value of PSE&G, Energy Holdings

Implied PSEG Power Value (per share)

Implied Power Enterprise Value

Implied EV as a Multiple of:

        2008 EBITDA

        Open EBITDA

        Plus $10 Carbon

           Plus $20 Carbon

(1) Reflects 2Q 2008 charge ($0.96 per share) for potential tax liability at Resources; excludes incremental value of
Texas generating assets (2,000 MW of combined cycle capacity)

Energy Holdings

Book Equity Value/Share(1)                 $1.96

21

$36.00

$10.56 - $11.76

$24.24 - $25.44

$15.2B - $15.8B

6.8x – 7.7x

5.4x – 6.1x

5.1x – 5.6x

4.8x – 5.3x

APPENDIX

PSEG Power

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: ~1,211MW

Owned Capacity: ~1,211MW*

License Expiration: 2026

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

            Pressurized Water Reactor

Total Capacity: ~2,345MW

Owned Capacity: ~1,346MW*

License Expiration: 2016 and
2020

Operated by Exelon

PSEG Ownership: 50%

Technology:

            Boiling Water Reactor

Total Capacity: ~2,224MW

Owned Capacity: ~1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom Units 2 and 3

Our five unit nuclear fleet with recent uprates …

… is a critical element of Power’s success.

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

0

5,000

10,000

15,000

20,000

25,000

30,000

2004

2005

2006

2007

`

Total Fossil Output
(GWh)

… through a low-cost portfolio in which the majority of the output is from coal facilities.

Fossil operations contribute to earnings …

A Diverse 9,818 MW Fleet (MW)

4,314

Steam / Peaking

3,156

Combined Cycle

2,348

Coal

Right Assets – Right Location

Fuel diversity

Technical diversity

Near load centers

Operation of 2,000 MW Texas Portfolio

Shared best practices

Leverage scale

Total Power Output (GWh)

… we are expanding the output of our existing fleet.

Through our ongoing focus on operational excellence …

0

10,000

20,000

30,000

40,000

50,000

60,000

2004

2005

2006

2007

Year

Nuclear

Coal

CC

Peaking/Steam

Strong Performance

Continued growth in output

Improved fleet performance

3,669

Nuclear

4,314

Peaking / Steam

3,156

Combined Cycle

2,348

Coal

A Diverse 13,487 MW Fleet*

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Power’s eastern coal plants are in the right areas …

… and after capital investments, anticipate increased capacity factors.

System Interface

Power is also making considerable
investments beyond the pollution
control facilities for its coal assets.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%.

Capacity (MW)

Coal Units

1,578

Total

372

Bridgeport

648

Mercer 1&2

558

Hudson 2

Mercer 1&2

Hudson 2

Bridgeport Harbor 3

Through the new capacity constructs, and repricing at

market prices …

… Power expects to maintain strong margins.

Power’s capacity is located in three Northeast markets.

Delivery Year ($MW/Day)

** Majority of Power’s assets
(a) – includes APS

Total Capacity 13,487MW*

(~ 1,000 - 1,500 MW under RMR)

The RPM Auction to date has provided strong price signals in PJM.

$174.29

$174.29

$174.29

2010 / 2011

$110.00

$110.00

$110.00

2011 / 2012

$102.04

    $191.32 (a)

$191.32

2009 / 2010

$111.92

---

$148.80

2008 / 2009

2007 / 2008

Zones

$40.80

Rest of Pool

---

MAAC

$197.67

Eastern MAAC**

NY

NE

PJM

* Includes recent uprates at Hope Creek (150MW) and Salem 2 (23MW)

Historical and Contracted Nuclear Fuel Cost

While nuclear fuel has recently been volatile…

… Power’s hedging strategy has mitigated market price
increases, with 100% contracted through 2011.

Contracted

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

2010

2011

0

6,000

12,000

18,000

2008

2009

2010

2011

Hedged

Coal

Total Output

85-95%

75-85%

55-65%

Power has contracts for supply of its coal …

… and after installation of pollution control equipment, Power anticipates increasing flexibility in fuel choices.

Coal Output

Percent coal hedged as of 8/15/08

20-30%

RGGI
States

Cooperative effort by Northeast states to
design a regional cap-and-trade program to
reduce carbon dioxide (CO2) emissions

Full participants – CT, MA, MD, ME, NH, VT, NY,
NJ, RI, and DE

Observers – PA, DC, eastern Canadian Provinces
and New Brunswick

Timeline

April 2003 process proposed by Governor Pataki

2003 – 2006 – Stakeholder process

December 20, 2005  Final 7 state MOU

March 23, 2006 – Draft Model Rule

August 15, 2006 – Final Model Rule & amended
MOU

2007-2008 – State level adoption

First RGGI allowance auction September 2008

January 1, 2009 – Implementation

The Regional Greenhouse Gas Initiative (RGGI) …

Participating

Observer

… has the potential to increase market prices.

The RGGI cap shows headroom …

… when viewed in comparison to historical emissions.

CO

2

Emissions vs. RGGI Cap

(Actuals through 2007)

130

140

150

160

170

180

190

200

2000

2002

2004

2006

2008

2010

2012

2014

2016

2018

RGGI Cap

Projected

Actual &

Forecast CO

2

Actual

Affected Sources

Fossil-fired electric generating
units with a capacity of 25MW and
larger

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015 (~188
million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13% reduction
below 1990 levels or ~35%
reduction from BAU* levels by
2020

* BAU = Business as usual

With RGGI

BAU

RGGI’s CO2 pricing projections …

… reflect moderate prices, based on the headroom in the cap.

$0

$2

$4

$6

$8

$10

2009

2011

2013

2015

2017

2019

2021

2023

2025

RGGI - ICF Base

RGGI - ICF Base (Rev. Oct-06)

At Power, strong cash generation and declining
capital expenditures …

… should result in substantial discretionary cash.

($2.0)

($1.0)

$0.0

$1.0

$2.0

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

Power Sources and Uses
(2008 – 2011 Forecast)

Power Cash Flow

Cash
from Ops

Declining Investments

Net Cash
Flow

Asset
Sales

Incremental debt
capacity while
maintaining target
credit measures

PSE&G

KEY:
COMBINED ELECTRIC & GAS TERRITORIES
ELECTRIC TERRITORY
GAS TERRITORY

PSE&G operates in an attractive market …

NJ is ranked 2nd nationally in personal
income per capita

Mid-Atlantic ReliabilityOne Award winner
six years running

Solid regulatory relationships on traditional
utility matters

(0.2%)

1.6%

Historical Annual
Load Growth

2003 - 2007

3,502 M Therms

44,709 GWh

Electric Sales and  Gas Sold
and Transported

0.4%

1.7 Million

Gas

1.0%

2.1 Million

Electric

Projected Annual
Load Growth

2008 - 2012

Customers

1.3%

Historical Annual Load Growth

2003-2007

10,378*

Billing Peak (MW)

1,429

Network Circuit
Miles

1.4%

Projected Annual Load Growth

2008 - 2012

Electric and Gas Distribution Statistics (12/31/07)

Transmission Statistics (12/31/07)

… and through a disciplined capital allocation process and highly skilled workforce, has become a recognized leader in delivering safe and reliable service.

*Billing Peak includes adjustment for Voltage Reduction

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission (formula rates)

NJ BPU regulation for electric and gas distribution

Managing recovery lag on electric and gas distribution investments

PSE&G’s base investment plan …

Gas

Distribution

30%

Electric

Transmission

22%

Electric

Distribution

48%

Gas

Distribution

35%

Electric

Transmission

13%

Electric

Distribution

52%

2007 Actual

Rate Base = $6.4 B

2012 Base Plan

Rate Base = $10.2 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid foundation for projected future earnings growth from 2008 – 2012 of 7 - 8%.

PSE&G Rate Base

PSE&G’s capital program is focused on improving reliability.

2008

2007

2009

2010

2011

2012

2006 10-K

June 2007 10-Q

2007 10-K

5-year capital program: $3.0B

5-year capital program: $4.1B

5-year capital program: $5.3B

$10,200

$6,400

TOTAL

4,900

3,330

Electric

3,060

2,240

Gas

2,240

830

Transmission

2012 Base Plan

2007 Actual

PSE&G Rate Base ($ millions)

PSE&G’s capital program

Transmission

Electric and
Gas
Distribution

New
Programs

Future investment associated with meeting State energy
efficiency and renewable goals dependent on receiving
regulatory support before committing new capital, e.g. $485M investment budgeted for AMI through 2012.

BPU approved $105M investment in solar in April 2008; PSEG
forecast includes $225M capital for solar through 2011 and
$170M for energy efficiency.

Investments focused on improving customer support,
enhancing efficiency and upgrading infrastructure.

Expect to file electric and gas rate case in 2009 with rates effective in 2010.

Rate base growth supported by investment in new 500kV
lines to improve reliability ($900M) and upgrade of sub-
transmission system ($250M).

Received FERC approval for CWIP in rate base and 125 bps
adder to ROE on Susquehanna line. Base ROE increased by
50 bps for membership in RTO.

By 2018, NJ’s load is expected to grow by 4,000 MW …

Projects to NY

The Neptune HVDC project (685
MW) connecting Sayreville to
Long Island

The Linden VFT project (330
MW) connecting Linden to
Staten Island

The Bergen O66 project (670
MW) connecting Bergen to
ConEd’s West 49th Street
substation

The Bergen Q75 project (1,200
MW) connecting Bergen to
ConEd’s West 49th Street
substation

Linden S104 project (200 MW)
connecting Linden to Goethals

Projects to NJ

PSEG’s evaluation of
the proposed backbone
transmission projects:

Northern 500kV
route into Jefferson
and Roseland

Central 765kV route
into Deans

Southern 500kV
route into Salem

… yet the net import capability into NJ is only increasing by ~1,900 MW indicating need for additional generation, DSM or transmission imports requiring RTEP investment.

Total Import
Capability

~ 5,000 MW

Total Export
Capability

~ 3,100 MW

2008-2018 NJ Summer Peak
Annual Growth Rate = 1.8%

Sources: Imports: PSE&G Estimates; Exports:  PJM 2008 Regional Transmission Expansion Plan; and Load Growth: PJM 2008 Load Forecast Report

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUDSON
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Transmission opportunities will require substantial
deployment of capital.

Transmission Growth

PJM approval was received for the Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

FERC approved Incentive rate filing:

125 BPS adder to ROE

100% CWIP in Rate Base

Current cost estimate ($600-$650 million) under review

FERC approval of the MAPP projects also mandates an
additional $100 million of capital at Salem/Hope Creek

FERC approval of Sub Transmission to Transmission
system reliability investments represents about $250
million through 2012, post-2012 ~$60 million/year

Other approved RTEP projects ~$250 million also
contribute meaningfully to improved reliability and
earnings growth

Backbone projects are in preliminary stages but present
real opportunity to improve reliability throughout the state, with the potential investment of ~ $1.5B through 2015

When coupled with formula rate design and additional incentives, it is expected to provide current return on forecasted capital
expenditures thereby improving profitability.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

RGGI enabling legislation was signed into law in January
2008.

Solar Initiative

$105 million pilot program to finance installation of PV Solar approximately 40% subscribed.

AMI

Pilot acknowledged as being consistent with Energy Master Plan.

Stakeholder process developed to enroll key constituents in
providing input into a final Technical Evaluation Report.

Pilot to test Mesh and BPL technologies

Section 13 of the RGGI Law permits utilities to invest and/or offer programs in renewables, conservation and energy
efficiency.

Carbon Abatement Filing – June 2008

Four-year $46 million program intended to demonstrate PSE&G
capabilities

Demand Response Filing – August 2008

Five sub-programs that ultimately represent 392 MWs and $93 million of investment by 2013

Our four programs will prove our capabilities at reducing carbon in an economic manner.

Average cents/kWh, 500 kWh Bill

Average $/therm, 100 therm Bill

Even with our planned investments, delivery prices to
customers ...

6.8

5.5

5.1

0.00

4.00

8.00

2007

2012

2007

Regional

Average

Note: 2007 Rates are based on tariff rates in effect on December 31, 2007; Regional Average may not include Electric Transmission for all firms.

… are already lower than regional average, and are expected to grow less than inflation.

Electricity

0.48

0.45

0.42

0.00

0.20

0.40

0.60

2007

2012

2007

Regional

Average

Gas

2007-2012 Growth = 0.7%

Inflation = 2.1%

2007-2012 Growth = 1.4%

Inflation = 2.1%

Distribution

Transmission

Source: Rates from PSE&G, NYPSC and PAPUC; Inflation from Moody’s Economy.com, February 2008

($1.5)

($0.5)

$0.5

$1.5

2007

2008

2009

2010

2011

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Cash from
Ops

Net
Financing

Dividends
to Parent

Investments

PSE&G Sources and Uses
(2008 – 2011 Forecast)

PSE&G Cash Flow

Cash from
Ops

Growing Investments

Net Cash
Flow

At PSE&G, cash flow will be primarily directed towards
attractive reinvestment opportunities.

PSE&G expected to maintain capitalization ratios of 48% equity and 52% debt.

PSEG Energy Holdings

Holdings’ portfolio has declined with sale of assets . . .

Two businesses focused on maximizing value of existing investments

$45M - $60M projected 2008 operating earnings contribution

~ 70% of earnings from Global, targeting no international exposure by 2009

~ 30% of earnings from Resources

… with primary focus on US generation.

PSEG
Resources
49%

Chile & Peru
Distribution

Texas
Merchant
Generation

Other US
Generation

Two 1,000 MW CCGTs
1 in Central Texas (South Zone)
1 in West Texas

2007 Operating Earnings*

86% of the portfolio is
in energy-related
leveraged leases

2008 Guidance - Operating Earnings

12%

22%

17%

Texas
Merchant
Generation

54%

PSEG
Resources
28%

Other US
Generation

18%

~390MW owned  in
          CA, HI, NH
fully contracted

$ 115M

$ 45M - $60M

* See page 61 for Items excluded from Net Income to reconcile to Operating Earnings

  Two companies sold
and SAESA in Disc
       Ops. in 2007

Texas (ERCOT) Electric Market Zones

OK
NM
TX
AR
LA
North
West
South
Houston
Zones
North
Houston
South
West
This map was created using Platts PowerMap

Texas assets are a driver of Global’s results.

Two 1,000MW combined cycle facilities

- Two of the most efficient gas-fired plants in
     Texas, on-line in 2001

- Forced outage rate less than 2%

Market Environment:

Bilateral forward market

Day ahead balancing and ancillary services
bid market

No capacity payments…margins derived
from energy and ancillary services

Nodal market transition begins in 2009

Natural gas units on the margin 90%

Reserve margins have been decreasing

Assets favorably located

15%

4,700

3,820

880

1.9%

4,100

West

Odessa

-8%

21%

Reserve
Margin
2007*

1.9%

1.9%

Annual
Growth

14,796

20,280

Total

Gas

Nuclear,
Coal, Wind**

Hydro

Load

Zone

12,161

2,635

16,000

Houston

12,680

7,600

16,750

South

Guadalupe

* Reserve Margins calculated on data provided by Global Energy.
** Wind is based on 8.7% of installed capacity (ERCOT Peak reliability %).

Odessa

Midland

Guadalupe

Austin

San Antonio

Due to market uncertainty …

Key drivers behind decision to remain largely unhedged beyond 2008:

Oversold market: Many generators seeking a hedge, limited appetite among hedge providers.

Market uncertainty:

Uncertainty relating to move to a nodal pricing market.

Impact of wind generation in western ERCOT.

Transmission maintenance: Extensive maintenance of 345kV line near Global’s Odessa unit.

0%

20%

40%

60%

80%

100%

2008

2009

2010

2011

Texas CCGT Generation Output

… Global’s Texas assets are hedged to a lesser degree beyond 2008.

2008 Hedged
Spark Spread*

$19-22/MWh

* As of July 31, 2008

VT: load growth to 10%, 2007-12
NH: 23.8% in 2025
OH: 20% by 2023
ME: 30% by 2000; 10% new by 2017
MA: 4% by 2009; + 1% annual increase
CA: 20% by 2010; goal of 33% by 2020
RI: 16% by 2019
CT 27% by 2020
NY: 24% by 2013
NJ: 22.5% by 2020; including 2% solar
DE: 20% by 2019, including 2% solar
PA: 18% by 2020
MD: 9.5% in 2022, including 2% solar
DC: 11% by 2022
TX: 5,880 MW by 2015
VA: 12% by 2022
HI: 20% by 2020
NC: 12.5% by 2021
RPS
Strengthened/ amended RPS
Voluntary standards or goals
Proposed RPS or studying RPS
Other renewable energy goal

As renewable opportunities emerge …

… Global will focus on developing a renewable presence in core markets.

Emerging aggressive RPS
targets in core PSEG markets
create an opportunity

PSEG is well positioned to
participate

Familiarity with infrastructure
development, asset
management, energy policy,
project financing and power
markets

Experience with domestic and
international renewable assets

PSEG Global is pursuing
potential development of wind,
biomass and solar projects,
primarily in core markets

Cumulative 2008-2011 planned
investment in renewables of
~$500 million

PSEG’s newly created entity, PSEG Renewable Generation, along with a private developer, submitted a proposal in response to a New Jersey BPU Office of Clean Energy Solicitation,
to develop a 350 MW, 96 turbine wind farm approximately 16 miles off the southern New
Jersey shore

JV established to develop Compressed Air Energy Storage (CAES)

National Renewable Portfolio Standards (RPS)

-20

0

20

40

60

2007

2008E

2009E

2010E

2011E

Resources is focused on managing its current investment
portfolio …

… as earnings reflect potential resolution of tax matters.

PSEG Resources - Earnings Profile

Dealt with most of exposure related to cross border leases in 2nd quarter
2008.

$355 million charge to reflect potential changes to timing of tax cash flow.

$135 million increase to interest reserve.

$58M

$15M-
$20M

$0M

($10M) –
($20M)

$25M-
$35M

(Net Income)

Impact of Lease Reserves

2Q 2008 results include a charge of $490 million:

$135 million after-tax increase to the interest reserve recorded in
Income Tax Expense.

$355 million after-tax charge reflecting a change in assumptions relating to the amount paid and timing of cash flow for certain leases in the portfolio.  This charge will be recognized in income over the remaining terms of the affected leases.

Reserves represent our view of most of the book exposure related to the leases under challenge.  In addition, our forecast of cash available includes potential cash outflows of $900 - $950 million over 2 – 3 years.

Based on status of discussions with IRS, PSEG anticipates that it will pay in 2008, the taxes, interest and penalties claimed by the
IRS for 1997-2000 audit cycle ($300 - $350 million) and
subsequently commence litigation to recover a refund.

Evaluating August 5th Global settlement offer from IRS – response due October 7th.

PSEG Resources – Traditional lease investments

* Includes booked residual

USA

Reliant

Power Plant

Aug-00

2026 & 2034

Y

423

302.6

USA

Dynegy

Power Plant

May-01

2031 & 2035

Y

362.3

260.5

USA

EME 2

Power Plant

Aug-00

2030 & 2034

Y

332.6

214.9

USA

Merrill Creek

Reservoir

Jun-88

2032

N

327

122.5

USA

Grand Gulf

Nuc. Plant

Dec-88

2015

N

133.5

103.1

USA

Qwest

Real Estate

Dec-91

2012

Y

130.9

84.9

NETH

Dutch Rail

Rail Cars

Oct-92

2010

Y

48.7

48.6

USA

Renaissance Ctr

Real Estate

Apr-88

2021

Y

62.5

38.1

USA

Wal-Mart

Real Estate

Sep-91

2007-2013

Y

54.0

34.6

USA

E-D Centers

Real Estate

Jun-90

2020 & 2021

Y

29.6

25.0

USA

Whitehorn

Power Plant

Feb-00

2009

Y

17

15.4

USA

Wal-Path

Real Estate

Apr-91

2021

Y

15.6

11.5

TOTAL

1,936.7

1,261.7

50%

55%

$671

$525

Discounted Value @ 6%

Discounted Value @ 8%

% Total Lease Portfolio

Average Life: 18.5 Years

Residual

2008-2035 Pre-tax

Cash Flow*

($ million)

Book Investment

as of 7/31/08

($ million)

Country

Agreement

Property Type

Start

Lease

Termination

$0.0

$0.2

$0.4

$0.6

$0.8

$1.0

$1.2

$1.4

$1.6

Sources

Uses

Cash from
Ops

Net
Financing

LILO/SILO

Investments*

Holdings Sources and Uses* (2008 – 2011 Forecast)

Asset
Sales

* Investments exclude Intercompany loans.

At Holdings, asset sales remain a significant source of
cash in 2008.

Flexibility exists to finance potential Resources’ tax liability.

PSEG

PSEG – 2008 Highlights

Solid earnings growth:

Maintaining guidance of $2.80 - $3.05 per share.

Steady and consistently solid operations.

Improved risk profile:

SAESA sale closed.

Lease reserves:

Substantial book reserves recognized for tax risk.

Litigation option preserved.

Ratings outlook for PSEG, PSE&G and Holdings moved to Stable from Negative.

Significant growth of FERC regulated transmission business.

$750 million share repurchase program approved.

Discretionary cash position, above and beyond share repurchase, remains strong.

Dividend increase of 10% in January – with room for growth.

Spending for the next four years …

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

2007 Forecast*

2008 Forecast**

PSE&G

Other

PSEG Power

* As per 2006 10-K
** As per 2007 10-K; also includes plans for PSEG Energy Holdings; forecast includes discretionary capital expenditures at PSE&G ($500M) and PSEG Energy
    Holdings ($100M).

PSEG Energy
Holdings

$ 4.5B

$ 7.3B

… has increased primarily at PSE&G to support reliability.

(2008 – 2011)

(2008 – 2011)

Capital Expenditures

$0.0

$2.0

$4.0

$6.0

Sources

Uses

Shareholder
Dividend

PSE&G
Dividend

Discretionary
Cash*

Parent Sources and Uses
(2008 – 2011 Forecast)

Power
Dividend

$2.5B

At PSEG, we forecast $2.5B of discretionary cash through
2011.

Cash flow from Power is the primary driver of discretionary cash.

* Forecast includes some use of cash to meet potential IRS tax liability.

$1.12

$1.14

$1.29

$1.17

$1.00

$1.25

$1.50

2005

2006

2007

2008

2009E

Our recent 10% dividend increase continues 100-year
history of paying common dividends.

Payout objective of 40 – 50% provides opportunity for growth with earnings.

* Indicated annual dividend rate

*

44%

Payout
Ratio

40 – 50%

43%

66%

63%

?

PSEG – Share Repurchase Authorized

Board authorized the repurchase of up to $750 million of common stock during an 18 month period.

Improved risk profile:

Sale of most of international assets completed.

Recognition of substantial book reserves for leases.

Credit ratings in line with objectives.

Represents commitment to making investments that provide best available return to shareholders.

Maintains financial flexibility to pursue higher value opportunities to grow the business, when available.

Fitting the pieces together - PSEG value proposition

PSEG well positioned in current business environment

Process improvement programs support efforts to:
                               - maintain reliability
                                - control costs
                                - provide value to the customer

Asset mix provides opportunities in attractive markets

Strengthened balance sheet supports capital investment

Return of cash to shareholders through dividends and share
repurchase provides discipline to investment process

Earnings growth and yield offer opportunity for double
digit shareholder returns of 10 – 13%

Items Excluded from Net Income to Reconcile to Operating Earnings

Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

2007

2006

2007

2006

Merger related Costs:

PSE&G

-

$

(1)

$

-

$

Enterprise

-

(7)

(0.02)

Total Merger related Costs

-

$

(8)

$

-

$

(0.02)

$

Impact of Asset Sales:

Loss on Sale of RGE

-

(178)

-

$

(0.35)

$

Chilquinta & Luz Del Sur

(23)

-

(0.05)

-

Write down of Turboven

(7)

-

(0.01)

-

Premium on bond redemption

(28)

(7)

(0.06)

(0.02)

Total Impact of Asset Sales

(58)

$

(185)

$

(0.12)

$

(0.37)

$

Discontinued Operations:

Power - Lawrenceburg

(8)

$

(239)

$

(0.02)

$

(0.47)

$

Holdings:

SAESA

(33)

57

(0.06)

0.11

Electroandes

57

16

0.11

0.03

Elcho and Skawina

-

226

-

0.45

                Total Holdings

24

$

299

$

0.05

$

0.59

$

Total Discontinued Operations

16

$

60

$

0.03

$

0.12

$

Years Ended Dec. 31,

Years Ended Dec. 31,

($ millions)

(EPS)